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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------


       Date of Report (Date of earliest event reported): January 15, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                       1-12387                 76-0515284
(State or other jurisdiction of         (Commission          (I.R.S. Employer of
 incorporation or organization)         File Number)            Incorporation
                                                             Identification No.)



    500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                   60045
      (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 15, 2007, in connection with Gregg Sherrill's appointment as Chairman and Chief Executive Officer of Tenneco Inc., Mr. Sherrill entered into a non-compete and confidentiality agreement with the company. The agreement prohibits Mr. Sherrill under circumstances described in the agreement from engaging in, being employed by or otherwise advising or acting for any business which is a competitor of the company for a period of one year after the termination of Mr. Sherrill's employment by the company. A copy of the agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.        Description
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99.1               Letter Agreement between Tenneco Inc. and Gregg Sherrill.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TENNECO INC.


Date: January 16, 2007                  By: /s/ Timothy R. Donovan
                                            ----------------------------
                                            Timothy R. Donovan
                                            Executive Vice President and
                                            General Counsel